UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2026
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of New Chief Executive Officer
On May 28, 2026, Tyson Foods, Inc. (the “Company”) announced that Jeffrey K. Schomburger will be joining the Company as a senior executive, effective July 1, 2026, and will serve as the Company’s Chief Executive Officer, effective October 4, 2026.
Mr. Schomburger, 64, currently serves as a member of our Board of Directors (the “Board”) since 2016 and as Lead Independent Director since November 2025. Mr. Schomburger most recently served as Global Sales Officer for The Procter & Gamble Company (“P&G”) from 2015 to 2019. He previously held numerous leadership positions with P&G since joining the company in 1984, including President of P&G’s global Walmart team from 2005 to 2015.
There is no family relationship between Mr. Schomburger and any director or officer of the Company, nor is there any arrangement or understanding between Mr. Schomburger and any other person(s) pursuant to which Mr. Schomburger was selected to serve as the Company’s Chief Executive Officer. Mr. Schomburger is not party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Schomburger’s employment beginning July 1, 2026 and continuing while he serves as the Company’s CEO, he entered into an employment agreement (the “Employment Agreement”) with the Company on May 27, 2026. The Employment Agreement provides for, among other things, an annual base salary of $1,600,000, participation in the Company’s annual performance incentive programs on terms and in amounts as determined by the Compensation and Leadership Development Committee (“CLDC”) of the Board, eligibility for equity awards under the Company’s equity incentive plans on terms and in amounts as determined by the CLDC, and participation in the Company’s benefit plans. Mr. Schomburger’s annual incentive target will be 200% of base salary and his annual long-term incentive target will be $11,000,000. In connection with Mr. Schomburger’s appointment, the CLDC approved an initial grant on July 10, 2026 (the “Grant Date”) of restricted stock units (the “Restricted Stock Unit Award”) with a grant date fair value of $2,800,000. The Restricted Stock Unit Award vests in one-third tranches each year over three years after the Grant Date, subject to continued employment.
The Employment Agreement also provides that upon a termination by the Company (other than for “cause” or by reason of death or permanent disability) or if Mr. Schomburger resigns for “good reason”, the Company will pay Mr. Schomburger an amount equal to two years’ base salary plus two years’ target cash bonus, a pro-rata cash bonus for the year of termination based on actual performance, plus continued medical coverage for up to 18 months. Additionally, Mr. Schomburger is entitled to personal use of the Company-owned aircraft for up to 30 hours per calendar year in a manner consistent with the Company’s policy governing aircraft use by executive officers. Based on security concerns and as a result of a security study conducted by a third-party consultant, the current Company policy requires all personal and business travel of certain senior executives to take place on Company-owned aircraft and to “gross up” for tax purposes any approved personal use of Company-owned aircraft. Mr. Schomburger will also receive a relocation assistance lump sum payment in the amount of $75,000. The Employment Agreement contains a non-competition restriction for a period of 24 months post-termination and a 36-month post-termination non-solicitation restriction.
The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 27, 2026.
In connection with Mr. Schomburger’s appointment as the Company’s CEO, Donnie King will step down from the role of Chief Executive Officer, effective October 4, 2026 and is expected to remain with the Company and assist in the leadership transition. It is expected that Mr. King will remain on the Board.
Item 7.01 Regulation FD Disclosure
A copy of the press release announcing these execution transitions is furnished as Exhibit 99.1.
The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report on Form 8-K.
Forward Looking Statements
Certain information in this report constitutes forward-looking statements. Such forward-looking statements include statements regarding the departure and appointment of certain employees and executive officers of the Company, including the timing of such transitions. We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission, including in Part I, Item 1A. “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended September 27, 2025. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
99.1	Press Release, dated May 28, 2026
104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: May 28, 2026	By:	/s/ Curt T. Calaway

	Name:	Curt T. Calaway
	Title:	Chief Financial Officer

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